                                                                      EXHIBIT 25

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO

                           SECTION 305(b)(2) [_]

                               ----------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                  New York                                       13-5160382
           (State of incorporation                            (I.R.S. employer
        if not a U.S. national bank)                        identification no.)


       One Wall Street, New York, N.Y.                             10286
  (Address of principal executive offices)                      (Zip code)

                          TYCO INTERNATIONAL LTD.
              (Exact name of obligor as specified in its charter)

                   Bermuda                                     Not applicable
       (State or other jurisdiction of                       (I.R.S. employer
       incorporation or organization)                       identification no.)

       The Zurich Centre, Second Floor
              90 Pitts Bay Road
           Pembroke HM 08, Bermuda
  (Address of principal executive offices)                      (Zip code)

                         TYCO INTERNATIONAL GROUP S.A.
              (Exact name of obligor as specified in its charter)

                               ----------------

                 Luxembourg                                    Not applicable
       (State or other jurisdiction of                        (I.R.S. employer
        incorporation or organization)                       identification no.)

    6, avenue Emile Reuter, Second Floor
              L-2420 Luxembourg
   (Address of
    principal
    executive
     offices)                                               (Zip code)

                               ----------------

                             6- 1/8% Notes Due 2007
                      (Title of the indenture securities)

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

1. General information. Furnish the following information as to the Trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

                   Name                               Address
                   ----                               -------
   Superintendent of Banks of the State  2 Rector Street, New York, N.Y. 10006,
    of New York                          and Albany, N.Y. 12203
   Federal Reserve Bank of New York      33 Liberty Plaza, New York, N.Y. 10045
   Federal Deposit Insurance Corporation Washington, D.C. 20429
   New York Clearing House Association   New York, New York 10005

   (b) Whether it is authorized to exercise corporate trust powers.

   Yes.

2. Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

   None.

16. List of Exhibits.

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

 1.  A copy of the Organization Certificate of The Bank of New York (formerly
     Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration
     Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with
     Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with
     Registration Statement No. 33-29637.)

 4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

 6.  The consent of the Trustee required by Section 321(b) of the Act. (Exhibit
     6 to Form T-1 filed with Registration Statement No. 33-44051.)

 7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

   Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of July, 2000.

                                          THE BANK OF NEW YORK

                                          By: /s/ Michael Culhane
                                          _____________________________________
                                          Name: Michael Culhane
                                          Title: Vice President

                                                                       EXHIBIT 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts
                                                                  In Thousands
                            ASSETS

Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin...........   $  3,247,576
  Interest-bearing balances....................................      6,207,543
Securities:
  Held-to-maturity securities .................................        827,248
  Available-for-sale securities................................      5,092,464
Federal funds sold and Securities purchased under agreements to
 resell........................................................      5,306,926
Loans and lease financing receivables:
  Loans and leases, net of unearned income.........$37,734,000
  LESS: Allowance for loan and lease losses........    575,224
  LESS: Allocated transfer risk reserve............     13,278
  Loans and leases, net of unearned income, allowance, and
   reserve.....................................................     37,145,498
Trading Assets.................................................      8,573,870
Premises and fixed assets (including capitalized leases).......        723,214
Other real estate owned........................................         10,962
Investment in unconsolidated subsidiaries and associated
 companies.....................................................        215,006
Customer's liability to this bank on acceptances outstanding...        682,590
Intangible assets..............................................      1,219,736
Other assets...................................................      2,542,157
                                                                  ------------
    Total assets...............................................   $ 71,794,790
                                                                  ============
                          LIABILITIES

Deposits:
  In domestic offices..........................................   $ 27,551,017
  Noninterest-bearing..............................$11,354,172
  Interest-bearing................................. 16,196,845
  In foreign offices, Edge and Agreement subsidiaries, and
   IBFs........................................................   $ 27,950,004
  Noninterest-bearing..............................$   639,410
  Interest-bearing..................................27,310,594
Federal funds purchased and Securities sold under agreements to
 repurchase....................................................   $  1,349,708
Demand notes issued to the U.S. Treasury.......................        300,000
Trading liabilities............................................      2,339,554
Other borrowed money:
  With remaining maturity of one year or less..................        638,106
  With remaining maturity of more than one year through three
   years.......................................................            449
  With remaining maturity of more than three years.............         31,080
Bank's liability on acceptances executed and outstanding.......        684,185
Subordinated notes and debentures..............................      1,552,000
Other liabilities..............................................      3,704,252
                                                                  ------------
    Total liabilities..........................................     66,100,355
                                                                  ============

                        EQUITY CAPITAL

Common Stock...................................................      1,135,284
Surplus........................................................        866,947
Undivided profits and capital reserves.........................      3,765,900
Net unrealized holding gains (losses) on available-for-sale
 securities....................................................        (44,599)
Cumulative foreign currency translation adjustments............        (29,097)
                                                                  ------------
    Total equity capital.......................................      5,694,435
                                                                  ------------
    Total liabilities and equity capital.......................   $ 71,794,790
                                                                  ============

  I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          Thomas J. Mastro

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Alan R. Griffith                         Directors
Gerald L. Hassell

                                       5